Prospectus Supplement — February 28, 2013 to the Prospectus, as supplemented, of the following fund:

Fund	Prospectus Dated
Columbia Seligman Communications and Information Fund	October 1, 2012

The Joint Special Meeting of Shareholders held on February 27, 2013, to consider a proposal to change the classification of Columbia Seligman Communications and Information Fund from a “diversified” fund to a “non-diversified” fund, as such terms are defined in the Investment Company Act of 1940, was adjourned to 10:00 a.m. (Eastern Time) on April 10, 2013 at 225 Franklin Street (Room 3200 on the 32nd floor), Boston, Massachusetts 02110. The adjournment will provide additional time for further solicitation of this proposal.

Shareholders should retain this Supplement for future reference.

SL-9907-6 A (2/13)